UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2025

VISTA CREDIT STRATEGIC LENDING CORP.

(Exact name of Registrant as Specified in Its Charter)

Maryland	000-56562	88-1906598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Hudson Yards, Floor 77
New York, New York		10001
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212 804-9100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None.	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.02 Unregistered Sales of Equity Securities.

As of December 1, 2025, Vista Credit Strategic Lending Corp. (the “Company”) sold shares of the Company’s Class I and Class S common stock (together with the Company's Class D common stock, the “Common Stock”). The number of shares to be issued was finalized on December 22, 2025. The following table details the shares of Common Stock sold:

Date of Unregistered Sale	Number of Shares of Common Stock Issued	Total Consideration
As of December 1, 2025 (number of shares finalized on December 22, 2025)	2,099,144.199 shares of Class I common stock 1,974,771.021 shares of Class S common stock	$79,631,069

The sales of Common Stock were made pursuant to subscription agreements entered into by the Company and its investors. The issuances of the Common Stock are exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereof and Regulation D or Regulation S thereunder, as applicable. The Company relied upon representations from the stockholders in the subscription agreements that each stockholder was either (i) an accredited investor as defined in Regulation D under the Securities Act or (ii) not a “U.S. person” as defined in Regulation S under the Securities Act.

Item 8.01 Other Events.

As of November 30, 2025, the Company’s net asset value (“NAV”) per share of each class of Common Stock was $19.551,2.

1.
The preliminary estimate for the Company’s NAV per share for each class of Common Stock as of November 30, 2025 has been prepared by, and is the responsibility of, the Company’s management. Neither Ernst & Young LLP, the Company’s independent registered public accounting firm, nor any other independent accountants, have audited, reviewed, compiled, or performed any procedures with respect to the Company’s NAV per share for each class of Common Stock as of November 30, 2025.
2.
As of November 30, 2025, there were no shares of Class D common stock outstanding.

As of November 30, 2025, the Company had total investments at fair market value and unfunded investment commitments of $1.45 billion, and its debt-to-equity ratio was 0.98x.

On December 22, 2025, the Company announced a distribution payable (the “December 2025 Distribution”) for each class of the Company’s common stock (the "Common Stock") in the amounts per share set forth below:

	Gross Distribution	Shareholder Servicing and/or Distribution Fee	Net Distribution
Class I	$ 0.16000	$ 0.00000	$ 0.16000
Class S	$ 0.16000	$ 0.01411	$ 0.14589

The December 2025 Distribution is for the monthly earnings period of December 2025. The distributions for each class of Common Stock are payable to stockholders of record as of the open of business on December 29, 2025 and will be paid on or about January 12, 2026.

The December 2025 Distribution will be paid in cash or reinvested in shares of the applicable class of Common Stock for stockholders participating in the Company’s distribution reinvestment plan.

As of December 22, 2025, the Company had no shares of Class D common stock outstanding.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vista Credit Strategic Lending Corp.

Date:	December 23, 2025	By:	/s/ Ross Teune
Name: Ross Teune Title: Chief Financial Officer